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                                                                    EXHIBIT 23.1


                                  PROXIM, INC.
                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-94910) of Proxim, Inc. of our report dated January 19, 1998 appearing on page 29 of this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP

San Jose, California
March 26, 1998